EXHIBIT B

Net Tangible Book Deficit

As of March 31, 2013

Net tangible book deficit is defined as total tangible assets less total liabilities. Tangible assets exclude any intangible assets that cannot be sold separately from other assets of the business such as goodwill, customer relationships, tradenames and deferred financing costs. The Company has included $43.1 million of net book value related to internally developed software in support of its business operations.

	As of March 31, 2013
	(In millions)
Total assets	$5,822.7	(a)
Less: Deferred financing costs, net	(49.3	) (a)
Less: Goodwill	(2,208.5	) (a)
Less: Customer relationships	(1,093.3	) (b)
Less: Trade name	(305.8	) (b)

Total tangible assets	2,165.8
Less: Total liabilities	(5,658.9	) (a)

Net tangible book deficit	$(3,493.1)

	As of March 31, 2013
	(In millions)
Customer relationships	$1,093.3	(b)
Trade name	305.8	(b)
Internally developed software	43.1	(b)
Miscellaneous	1.4	(b)

Total other intangibles, net	$1,443.6	(a)

(a)	Amount agrees to the March 31, 2013 balance sheet included in the prospectus.
(b)	Amount agrees to the March 31, 2013 general ledger trial balance.